Filed Pursuant to Rule 497(e)

Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Center Coast Brookfield Midstream Focus Fund

(the “Fund”)

Supplement dated December 9, 2024, to the Fund’s
Statement of Additional Information dated January 29, 2024,
as supplemented and amended to date

Update Regarding the Nominating and Compensation Committee

At a meeting held on May 22, 2024, members of the Nominating and Compensation Committee resolved to change the name of the Nominating and Compensation Committee to the “Governance Committee,” and approved corresponding changes to the Nominating and Compensation Committee Charter to reflect such name change. Accordingly, all references in the SAI to the “Nominating and Compensation Committee” are hereby changed to read “Governance Committee.”

Update Regarding the Board of Trustees

Effective November 20, 2024, the Board approved the appointment of a new Independent Trustee, Susan Schauffert-Tam, to the Board. Accordingly, the changes below are hereby made to the Fund’s SAI to reflect the addition of Ms. Schauffert-Tam to the Board.

Under the heading “TRUSTEES AND OFFICERS,” in the table, under the caption “INDEPENDENT TRUSTEES,” the disclosure is hereby supplemented with the following:

Name, Position(s), Address (1) and Year of Birth	Term of Office and Length of Time Served (2)	Number of Funds in Fund Complex Overseen by Trustee (3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years (4)
INDEPENDENT TRUSTEES(5)
….
Susan Schauffert-Tam Trustee, Member of the Audit Committee, Member of the Governance Committee Born: 1968	Since November 20, 2024(8)	8	Managing Director, BMO Capital Markets (2007 – 2024).	Director/Trustee of several investment companies advised by the Adviser (2024 – Present).

….

(8)	Ms. Susan Schauffert-Tam was appointed as an independent director/trustee of the Fund Complex effective November 20, 2024.

Under the heading “TRUSTEES AND OFFICERS,” in the subsection “Additional Information Concerning Our Board of Trustees – Board Leadership Structure,” the third sentence in the first paragraph is deleted in its entirety and replaced with the following:

“Currently, six of the seven members of the Board, including the Chairman of the Board, are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates, and each of the Audit Committee, Governance Committee and QLCC are comprised entirely of Independent Trustees.”

Under the heading “Trustees and Officers,” in the subsection “Additional Information Concerning Our Board of Trustees – Information about Each Trustee’s Qualification, Experience, Attributes or Skills,” the disclosure is hereby supplemented with the following:

“Susan Schauffert-Tam.  Ms. Schauffert-Tam has extensive experience in executive leadership as a senior finance professional, including experience in capital structuring, credit, mergers and acquisitions and debt capital markets. Ms. Schauffert-Tam is a capital markets financial services executive, who over a twenty-plus year career has worked in a senior capacity with a particular focus on infrastructure financing. She previously served as a Managing Director of BMO Capital Markets until her retirement in 2024, having joined the firm in 1999. During her career at BMO Capital Markets, Ms. Schauffert-Tam was responsible for debt origination, including structuring both public and private infrastructure financing transactions. In addition, Ms. Schauffert-Tam previously served as head of debt syndication at BMO Capital Markets where she led the team responsible for bringing all corporate investment grade, high yield debt, asset-backed securities and project bonds to market. Ms. Schauffert-Tam is a member of the Audit Committee and the Governance Committee.”

Under the heading “Trustees and Officers,” in the subsection “Board Committees,” the disclosure is hereby supplemented to reflect the addition of Ms. Schauffert-Tam to the Audit Committee and the Governance Committee.

Under the heading “Trustees and Officers,” in the subsection “Trustee Ownership of Fund Shares and Other Interests,” in the table, under the caption “INDEPENDENT TRUSTEES,” the disclosure is hereby supplemented with the following:

Name of Trustee	Aggregate Range of Equity Securities Held in the Fund (1)	Aggregate Dollar Range of Equity Securities Held in Fund Complex (2)
INDEPENDENT TRUSTEES:
….
Susan Schauffert-Tam(5)	A	A

….

(5)	Ms. Susan Schauffert-Tam was appointed as an independent director/trustee of the Fund Complex effective November 20, 2024.

Under the heading “Trustees and Officers,” in the subsection “Trustee and Officer Compensation,” in the table under the heading “COMPENSATION TABLE,” under the caption “Independent Trustees,” the disclosure is hereby supplemented with the following:

Name of Person and Position	Compensation from the Fund	Total Compensation from the Fund and Fund Complex (1)
Independent Trustees
….
Susan Schauffert-Tam(4)	$0	$0

….

(4)	Ms. Susan Schauffert-Tam was appointed as an independent director/trustee of the Fund Complex effective November 20, 2024. As a result, she received no compensation from the Fund Complex for the fiscal year ended December 31, 2023.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Fund’s SAI.

Please retain this Supplement for reference.